ANDERSON BRADSHAW
PLLC
CERTIFIED PUBLIC ACCOUNTANTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Zhuhai Tengda Business Hotel Co., Ltd.
Zhuhai City, PRC

We have audited the accompanying combined balance sheets of Zhuhai Tengda Business Hotel Co., Ltd. and Zhuhai Tengda International Travel Agency Co., Ltd. (together the "Company") as of March 31, 2012 and 2011, and the related combined statements of operations and comprehensive loss, stockholders' equity, and cash flows for each of the years in the two-year period ended March 31, 2012. The Company's management is responsible for these combined financial statements. Our responsibility is to express an opinion on these combined financial statements based on our audits.

Except as discussed in the following paragraph, we conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

We were unable to obtain sufficient documentation to determine whether reported revenues for the years ended March 31, 2012 and 2011 were complete.

In our opinion, except for the effects of such adjustments, if any, as might have been determined to be necessary had we been able to examine evidence regarding the completeness of revenues, the combined financial statements referred to above present fairly, in all material respects, the combined financial position of Zhuhai Tengda Business Hotel Co., Ltd. and Zhuhai Tengda International Travel Agency Co., Ltd. as of March 31, 2012 and 2011, and the combined results of their operations and their cash flows for each of the years in the two-year period ended March 31, 2012 in conformity with accounting principles generally accepted in the United States of America.

Anderson Bradshaw PLLC

Anderson Bradshaw PLLC
Salt Lake City, Utah
September 26, 2012

5296 S. Commerce Dr
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1

ZHUHAI TENGDA BUSINESS HOTEL CO., LTD.

COMBINED BALANCE SHEETS

	March 31	March 31,
	2012	2011
ASSETS

CURRENT ASSETS
Cash and cash equivalents	$3,608	$199
Other receivables	451	1,084
Prepaid expenses and other current assets	34	--
Total current assets	4,093	1,283

SHAREHOLDERS RECEIVABLES	28,676	27,086
PROPERTY, PLANT AND EQUIPMENT, Net	40	280
TOTAL ASSETS	$32,809	$28,649

LIABILITIES

CURRENT LIABILITIES
Accrued expenses and other payables	844	798
Total current liabilities	844	798

STOCKHOLDERS’ EQUITY
Stockholders’ equity:
Registered Capital	122,625	74,963
Accumulated deficits	(90,477)	(46,591)
Accumulated other comprehensive income (loss)	(183)	(521)
TOTAL EQUITY	31,965	27,851
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$32,809	$28,649

See accompanying notes to combined financial statements.

2

ZHUHAI TENGDA BUSINESS HOTEL CO., LTD.

COMBINED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

	For the Years Ended March 31,
	2012	2011
Revenue	$131,461	$75,168
Cost of Revenue	115,594	37,195
Gross Profits	15,867	37,973

Operating Expenses
General and administrative expenses	24,496	2,232
Selling expenses	35,271	38,929
Total operating expenses	59,767	41,161

Loss from Operations	(43,900)	(3,188)

Other Income (Expenses)
Interest income	14	4
Total other income (expenses)	14	4
Loss Before Income Tax	(43,886)	(3,184)
Income Tax Provision	--	--
NET LOSS	$(43,886)	$(3,184)

Comprehensive Loss
Net loss	$(43,886)	$(3,184)
Foreign currency translation adjustment	338	1,200
Comprehensive Loss	$(43,548)	$(1,984)

                                    See accompanying notes to combined financial statements.

3

ZHUHAI TENGDA BUSINESS HOTEL CO., LTD.

COMBINED STATEMENTS OF STOCKHOLDERS' EQUITY

			Accumulated Other	Total
	Registered	Retained	Comprehensive
	Capital	Deficits	Income (Loss)
Balance at March 31, 2010	$74,963	$(43,407)	$(1,721)	$29,835
Net loss	—	(3,184)	—	(3,184)
Foreign currency translation adjustment	—	—	1,200	1,200
Balance at March 31, 2011	$74,963	$(46,591)	$(521)	$27,851
Net loss		(43,886)	-	(43,886)
Capital contribution	47,662			47,662
Foreign currency translation adjustment	-	-	338	338
Balance at March 31, 2012	$122,625	$(90,477)	$(183)	$31,965

See accompanying notes to combined financial statements.

4

ZHUHAI TENGDA BUSINESS HOTEL CO., LTD.

COMBINED STATEMENTS OF CASH FLOWS

	For the Years Ended March 31,
	2012		2011
Cash Flows from Operating Activities
Net loss		$(43,886)		$(3,184)
Adjustments to reconcile net loss to net cash provided by used in operating activities
Depreciation and amortization		247		236
Other receivables		665		8,102
Changes in operating assets and liabilities:
Prepaid expenses and other current assets		(33)		--
Accrued expenses and other payables		13		675
Net cash provided by (used in) operating activities		(42,994)		5,829
Cash Flows from Investing Activities
Loan repayment from related parties		16,920		--
Related party loan receivable		(17,439)		(5,952)
Net cash used in investing activities		(519)		(5,952)
Cash Flows from Financing Activities
Proceeds from increase in capital contribution		47,662		--
Net cash provided by financing activities		47,662		--
Effect of Changes in Exchange Rate		(740)		10
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS		4,149		(123)
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR		199		312

CASH AND CASH EQUIVALENTS, END OF YEAR		$3,608		$199
Supplemental disclosures of cash flow information:
Cash paid for interest	$		$
Cash paid for income taxes	$		$

See accompanying notes to combined financial statements.

Zhuhai Tengda Business Hotel Co., Ltd.

Notes to Combined Financial Statements

March 31, 2012 and 2011

1. Organization and Nature of Business

The combined financial statements of Zhuhai Tengda Business Hotel Co., Ltd. (the”Company”) include the accounts of two companies, Zhuhai Tengda Business Hotel Co., Ltd. (“Tengda Hotel”) and Zhuhai Tengda International Travel Agency Co., Ltd. (“Tengda Travel”).  Ninety percent equity of Tengda Hotel is owned by Guo Hua Li (Li) and eighty percent equity of Tengda Travel is owned by Hui Juan Zhou (Zhou).  Li and Zhou are husband and wife.   Since majority of ownership of Tengda Hotel and Tengda Travel is owned by both husband and wife, they are considered as entities under common control. Accordingly, the financial statements for Tengda Hotel and Tengda Travel have been combined for all periods presented, similar to a pooling-of-interests.

Tengda Travel is a limited liability company formed under the laws of the People’s Republic of China on December 23, 2011. As of March 31, 2012, Tengda Travel had registered capital of RMB 300,000, or approximately $47,662 based on the exchange rate as of March 31, 2012. Tengda Travel’s principal activity is to provide packaged tours, air ticketing, reservation of hotel rooms and golf courses and organize corporate conferences, exhibitions and show events for its customers.

Tengda Hotel, formerly named Zhuhai Meihua Hotel Co., Ltd., is a limited liability company formed under the laws of the People’s Republic of China on January 16, 2006. Tengda Hotel had registered capital of RMB 500,000, or approximately $79,403 based on the exchange rate as of March 31, 2012. Tengda Hotel is a three-star hotel with 59 guest rooms, including 24 Standard Rooms, 24 Deluxe Rooms, 10 Business Rooms and 1 Luxury Suite, with many other amenities including fitness club, gym, business center, gift shop, meeting room , ballroom, game room, and a large parking lot.

2. Summary of Significant Accounting Policies

Basis of presentation

The Company’s accounting policies used in the preparation of the accompanying combined financial statements conform to accounting principles generally accepted in the United States of America ("US GAAP") and have been consistently applied.

Principle of combination

The accompanying combined financial statements include the accounts of the Company and its affiliate under common control.  All significant inter-company accounts and transactions have been eliminated in combination.

Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Cash and Cash Equivalents

For purposes of reporting cash flows, the Company considers all highly-liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.

Zhuhai Tengda Business Hotel Co., Ltd.

Notes to Combined Financial Statements

March 31, 2012 and March 31, 2011

Revenue Recognition

The Company recognizes revenue when the following four conditions are present: (1) persuasive evidence of an agreement exists, (2) the price is fixed or determinable, (3) delivery has occurred or services are rendered, and (4) collection is reasonably assured.

Credit risk

The Company may be exposed to credit risk from its cash and fixed deposits at banks.  No allowance has been made for estimated irrecoverable amounts determined by reference to past default experience and the current economic environment.

Property, plant and equipment

Fixed assets, comprising office equipment are stated at cost less accumulated depreciation. Depreciation for office equipment, except computers, is computed using the straight-line method over the estimated useful lives of 5 years. Depreciation for computers is computed using the straight-line method over the estimated useful lives of 3 years.

Comprehensive income

Comprehensive income is defined as the change in equity of a company during a period from transactions and other events and circumstances excluding transactions resulting from investments from owners and distributions to owners. For the Company, comprehensive income for the periods presented includes net income and foreign currency translation adjustments.

Income taxes

Income taxes are provided on an asset and liability approach for financial accounting and reporting of income taxes.  Current tax is based on the profit or loss from ordinary activities adjusted for items that are non-assessable or disallowable for income tax purposes and is calculated using tax rates that have been enacted or substantively enacted at the balance sheet date.  Deferred income tax liabilities or assets are recorded to reflect the tax consequences in future differences between the tax basis of assets and liabilities and the financial reporting amounts at each year end.  A valuation allowance is recognized if it is more likely than not that some portion, or all, of a deferred tax asset will not be realized.

Foreign currency translation

Assets and liabilities of the Company with a functional currency other than US$ are translated into US$ using year end exchange rates. Income and expense items are translated at the average exchange rates in effect during the year. Foreign currency translation differences are included as a component of Accumulated Other Comprehensive Income in Stockholders’ Equity.

The exchange rates used to translate amounts in RMB into USD for the purposes of preparing the combined financial statements were as follows:

	2012	2011
Year end RMB : USD exchange rate	6.2970	6.5440
Average yearly RMB : USD exchange rate	6.4025	6.7214

Zhuhai Tengda Business Hotel Co., Ltd.

Notes to Combined Financial Statements

March 31, 2012 and March 31, 2011

The RMB is not freely convertible into foreign currency and all foreign exchange transactions must take place through authorized institutions.  No representation is made that the RMB amounts could have been, or could be, converted into USD at the rates used in translation.

Post-retirement and post-employment benefits

The Company contributes to a state pension plan in respect of its PRC employees. Other than the above, the Company does not provide any other post-retirement or post-employment benefits.

Recently Issued Accounting Pronouncements

The Company has reviewed recently issued, but not yet adopted, accounting standards in order to determine their effects, if any, on its results of operations, financial position or cash flows.  Based on that review, the Company believes that none of these pronouncements will have a significant effect on its financial statements.

3.  Cash

Cash is summarized as follows:

	Fiscal Years Ended March 31,
	2012	2011

Cash at bank	$3,608	$199

Financial instruments that potentially subject the Company to significant concentration of credit risk consist primarily of cash and cash equivalents (Note 2).  As of March 31, 2012 and 2011, substantially all of the Company’s cash and cash equivalents were held by major banks located in the PRC, which management believes are of high credit quality.

4. Other receivables

Other receivables are summarized as follows:

	Fiscal Years Ended March 31,
	2012	2011

Other receivables	$451	$1,084

There was no allowance made for doubtful other receivable as of March 31, 2012 and 2011.  Other receivables consist of refundable rental deposits and private borrowings.

5. Shareholders Receivables

During the year, the Company has receivables due from its shareholders. The loans are unsecured and bear no interest. These loans have no fixed payment terms. The loans balance at March 31, 2012 and 2011 totaled $28,676 and $27,086, respectively.

Zhuhai Tengda Business Hotel Co., Ltd.

Notes to Combined Financial Statements

March 31, 2012 and March 31, 2011

6. Property, plant and equipment

Property, plant and equipment, net consist of the following:

	Fiscal Years Ended March 31,
	2012	2011

Office equipment	$794	$764
Less: Accumulated depreciation	(754)	(484)
Property, plant and equipment in service, net	40	280

During the year ended March 31, 2012 and 2011, depreciation expenses amounted to $247 and $236, respectively, and were recorded as general and administrative expense.

7.

Income Tax

Tengda Hotel and Tengda Travel were incorporated in PRC and are subject to PRC enterprises income tax at the applicable tax rates on the taxable income as reported in their Chinese statutory accounts in accordance with the relevant enterprises income tax laws.  (“EIT Law”)  The statutory tax rate is 25%.

Deferred taxes are provided on a liability method whereby deferred tax assets are recognized for deductible temporary differences and operating loss and tax credit carry forwards and deferred tax liabilities are recognized for taxable temporary differences.  Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases.  Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized.  Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

At March 31, 2012, the Company had a net operating loss carry forward of approximately $90,000 that may be offset against future taxable income.  No tax benefit has been reported in the financial statements because the Company believes that it is more likely than not that the carry forwards will expire unused.  The utilization of future losses may be limited under various provisions of the tax code pertaining to continuity of business operations limits and substantial changes in ownership.  Accordingly, the potential tax benefits of the loss carry forwards are offset by a valuation allowance of the same amount.    Income tax periods 2010, 2011, and 2012 are open for examination by taxing authorities.

Fiscal Years Ended March 31,
Income Tax Expenses:	2012	2011
Current	$-	$-
Deferred	-	-
	$-	$-

Zhuhai Tengda Business Hotel Co., Ltd.

Notes to Combined Financial Statements

March 31, 2012 and March 31, 2011

The Company applied the provisions of ASC 740.10.50, “Accounting for Uncertainty in Income Taxes”, which provides clarification related to the process associated with accounting for uncertain tax positions recognized in our financial statements. ASC 740.10.50 prescribes a more-likely-than-not threshold for financial statement recognition and measurement of a tax position taken, or expected to be taken, in a tax return. ASC 740.10.50 also provides guidance related to, among other things, classification, accounting for interest and penalties associated with tax positions, and disclosure requirements.  The Company recognizes accrued interest and penalties related to unrecognized tax benefits in the provision for income taxes in the statements of operation. The Company’s policy for recording interest and penalties associated with audits is to record such items as a component of income tax expense.

8. Operating Risk

Foreign currency risk

Most of the transactions of the Company were settled in Renminbi.  In the opinion of the management, the Company does not have significant foreign currency risk exposure.

Company’s operations are substantially in foreign countries

Substantially all of the Company’s operations are processed in China. The Company’s operations are subject to various political, economic, and other risks and uncertainties inherent in China. Among other risks, the Company’s operations are subject to the risks of restrictions on transfer of funds; export duties, quotas, and embargoes; domestic and international customs and tariffs; changing taxation policies; foreign exchange restrictions; and political conditions and governmental regulations.

9. Operating Lease

Tengda Hotel leased an 8-story-building for hotel services from Zhuhai City Xiangzhou District Meihua Street Office under a lease agreement dated November 1, 2010 for a ten-year term commencing November 1, 2010 to October 31, 2020. Future minimum payments under this operating lease as of March 31, 2012 were as follows:

Operating
For the Year Ending March 31,	Leases
2013	$101,635
2014	101,635
2015	105,340
2016	107,987
2017	107,987
Thereafter	407,066
Total future minimum lease payments	$931,650

Total rental expense on the operating lease amounted to $97,357 in fiscal 2012 and $37,195 in fiscal 2011.

10.  Subsequent Events

ASC 855-16-50-4 establishes accounting and disclosure requirements for subsequent events. ASC 855 details the period after the balance sheet date during which we should evaluate events or transactions that occur for potential recognition or disclosure in the financial statements, the circumstances under which we should recognize events or transactions occurring after the balance sheet date in our financial statements and the required disclosures for such events.  We adopted this statement effective June 15, 2009 and have evaluated all subsequent events through the date these financial statements were issued.

On August 15, 2012, Zhuhai Tengfei Investment Co., Ltd. (“Tengfei Investment) acquired 100% of the capital stock of Tengda Travel for a consideration of RMB 300,000, or approximately $47,145. On the same date, Tengfei Investment acquired 100% of the capital stock of Tengda Hotel for a consideration of RMB 500,000, or approximately $78,576.